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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 333-23731, 333-23749, 333-36425, and 333-36423.

                                                     ARTHUR ANDERSEN LLP

Washington, D.C.
March 29, 1999